Exhibit 10.39

                     PATENT, TRADEMARK AND LICENSE MORTGAGE

         THIS PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this 24th day of September, 1998, by Releta Brewing Company, LLC, a Delaware limited liability company, having an address at 131 Exelsior Avenue, Saratoga Springs, New York 12866 ("Mortgagor"), in favor of The CIT Group/Credit Finance, Inc. with an office at 10 South LaSalle Street, Chicago, Illinois 60603 ("Mortgagee"):


                              W I T N E S S E T H:

         WHEREAS, Mortgagor and Mortgagee are parties to a certain Loan and Security Agreement (the "Loan Agreement") and other related loan documents, each of even date herewith (collectively, with the Loan Agreement, the "Loan Agreements"), which Loan Agreements provide (i) for Mortgagee, from time to time, to extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, goodwill and licenses;

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees as follows:

         1. Incorporation of Loan Agreements. The Loan Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreements.

         2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's Obligations, Mortgagor hereby grants, bargains, assigns, mortgages, pledges, sells, creates a security interest in, transfers and conveys to Mortgagee, as and by way of a first
mortgage  and  security   interest  having  priority  over  all  other  security
interests, with power of sale, to the extent permitted by law, upon the occurrence of an Event of Default, in all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

                  (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
         (b) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights

                               Exhibit 10.39 - 1
         corresponding thereto throughout the world, if any (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents");

                  (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, brand names, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, brand names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) renewals or extensions, thereof, (b) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, brand names, service marks and applications and registrations thereof, together with the items described in clauses
         (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred to individually as a "Trademark" and, collectively, as the "Trademarks");

                  (iii) license agreements (to the extent such license agreements may be assigned without violating the terms of any such license agreement) with respect to any of the Patents or the Trademarks or any other patent, trademark, service mark or any application or registration thereof or any other trade name or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "Licenses"); and

                  (iv) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

         3. Warranties and Representations. Except as disclosed in Exhibits A, B and C hereto, Mortgagor warrants and represents to Mortgagee that:

                  (i) no Patent, Trademark or License has been adjudged invalid or unenforceable nor has any such Patent, Trademark or License been canceled, in whole or in part and each such Patent, Trademark and License is presently subsisting;

                  (ii) each Patent, Trademark and License Material to the Mortgagor's business is valid and enforceable;

                  (iii) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest as they may appear in and to each Patent, Trademark and License, free and clear of any liens, charges and encumbrances,

                               Exhibit 10.39 - 2
         including without limitation licenses, shop rights and covenants by Mortgagor not to sue third persons;

                  (iv) Mortgagor has adopted, used and is currently using all of the Trademarks;

                  (v) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents, Trademarks or Licenses; and

                  (vi) Mortgagor has the unqualified right to execute and deliver this Mortgage and perform its terms.

         4. Restrictions on Future Agreements. Mortgagor agrees that until all Obligations shall have been satisfied in full and the Loan Agreements shall have been terminated, Mortgagor shall not, without the prior written consent of Mortgagee, sell or assign its interest in, or grant any license or sublicense under the Patents, Trademarks or Licenses, or enter into any other agreement with respect to the Patents, Trademarks or Licenses, and Mortgagor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity of the rights transferred to Mortgagee under this Mortgage.

         5. New Patents, Trademarks, and Licenses. Mortgagor represents and warrants that the Patents, Trademarks and Licenses listed on Exhibits A, B and C, respectively, constitute all of the Patents, Trademarks, and Licenses now owned by Mortgagor. If, before all Obligations shall have been satisfied in full or before the Loan Agreements have been terminated, Mortgagor shall (i) become aware of any existing Patents, Trademarks or Licenses of which Mortgagor has not previously informed Mortgagee, (ii) obtain rights to any new patentable inventions, Patents, Trademarks or Licenses, or (iii) become entitled to the benefit of any Patents, Trademarks or Licenses which benefit is not in existence on the date hereof, the provisions of this Mortgage above shall automatically apply thereto and Mortgagor shall give to Mortgagee prompt written notice thereof. Mortgagor hereby authorizes Mortgagee to modify this Mortgage by amending Exhibits A, B and C, as applicable, to include any such Patents, Trademarks and Licenses.

         6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Trademarks and Licenses assigned hereunder, and (ii) the payment in full of all Obligations and the termination of the Loan Agreements. Mortgagor agrees that upon the occurrence of an Event of Default, the use by Mortgagee of all Patents, Trademarks and Licenses shall be worldwide, except as limited by their terms, and without any liability for royalties or other related charges from Mortgagee to Mortgagor.

         7. Grant of License to Mortgagor. Unless and until an Event of Default shall have occurred, Mortgagee hereby grants back to Mortgagor the exclusive, nontransferable right and license to use the Trademarks in the ordinary course of its business, to exercise Mortgagee's rights under the Licenses, and to make, have made, use and sell the inventions disclosed and claimed in the Patents for Mortgagor's own benefit and account and for none other. Mortgagor

                               Exhibit 10.39 - 3
agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Mortgagor in this Section 7, without the prior written consent of Mortgagee. From and after the occurrence of an Event of Default, Mortgagor's license with respect to the Patents, Trademarks and Licenses set forth in this Section 7 shall terminate upon receipt by Mortgagor of written notice of such termination from Mortgagee, and Mortgagee shall have, in addition to all other rights and remedies given it by this Mortgage, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

         8. Mortgagee's Right to Inspect. Mortgagee shall have the right, at any time and from time to time during normal business hours and prior to payment in full of all Obligations and termination of the Loan Agreements, to inspect
Mortgagor's premises and to examine Mortgagor's books, records and operations, including, without limitation, Mortgagor's quality control processes. Upon the occurrence of an Event of Default, Mortgagor agrees that Mortgagee, or a conservator appointed by Mortgagee, shall have the right to establish such additional product quality controls as Mortgagee, or said conservator, in its sole judgment, may deem necessary to assure maintenance of the quality of products sold by Mortgagor under the Trademarks. The foregoing notwithstanding, unless and until an Event of Default shall have occurred, Mortgagee agrees to hold confidential and not disclose or use any information regarding any Patent, Trademark or License unless such disclosure is required by applicable law or court order. This obligation shall survive the termination of this Agreement, the release of the mortgage herein and such reassignment of the Patents, Trademarks or Licenses, as applicable, unless such termination is due to an Event of Default.

         9. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon payment in full of all Obligations and termination of the Loan
Agreements, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to re-vest in Mortgagor full title to the Patents, Trademarks and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant to the Loan Agreements.

         10. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All fees, costs and expenses, of whatever kind or nature, including attorneys' and paralegals' fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and Licenses, shall be borne by and paid by Mortgagor on demand by Mortgagee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate for Revolving Loans.

         11. Duties of Mortgagor. Subject to Mortgagor's reasonable business judgement and in the ordinary course of Mortgagor's business, Mortgagor shall have the duty (i) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full and the Loan Agreements have been terminated, (ii) to make application on unpatented but patentable inventions and on trademarks and service marks, (iii) to preserve and maintain all rights in the

                               Exhibit 10.39 - 4

Patents, Trademarks and Licenses, and (iv) to ensure that the Patents, Trademarks and Licenses are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 11 shall be borne by Mortgagor. Mortgagor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other Patent, Trademark or License without the consent of Mortgagee.

         12. Mortgagee's Right to Sue. After an Event of Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 12.

         13. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.

         15. Modification. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

         16. Cumulative Remedies; Power of Attorney; Effect on Loan Agreements. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Loan Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Mortgagor hereby authorizes Mortgagee upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents, Trademarks and Licenses, or (ii) take any other actions with respect to the Patents, Trademarks and Licenses as Mortgagee deems to be in the best interest of Mortgagee, or (iii) grant or issue any exclusive or non-exclusive license under the Patents, Trademarks or Licenses to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks or Licenses to anyone. Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until all Obligations shall have been paid in full and the Loan Agreements have been terminated. Mortgagor acknowledges and agrees that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Agreements but rather is intended to

                               Exhibit 10.39 - 5
facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

         17. Binding Effect; Benefits. This Mortgage shall be binding upon Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

         18. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         19. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

         20. Further Assurances. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Mortgagee shall reasonably request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

         21. Survival of Representations. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Loan Agreements.


                            [SIGNATURE PAGE FOLLOWS]


                               Exhibit 10.39 - 6

         IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage in favor of Mortgagee, as of the date first written above.


ATTEST:                                         RELETA BREWING COMPANY, LLC



/s/ H. Michael Laybourn                         By: /s/ P.A. Murali
-----------------------------                      -----------------------------
Its: President                                  Its: Secretary
     ------------------------                      -----------------------------


Agreed and Accepted as of this
____ day of _______________, 1998

THE CIT GROUP/CREDIT FINANCE, INC.

By: /s/ R.A. Simons
    -------------------------
Its: Senior V.P.
     ------------------------

                                Exhibit 10.39 - 7

STATE OF   California      )
                           )  SS.
COUNTY OF   Mendocino      )

         The foregoing Patent, Trademark and License Mortgage was executed and acknowledged before me this 16 day of Sept., 1998, by P.A. Murali and H. Michael Laybourn, personally known to me to be the Secretary and President of Releta Brewing Company, LLC, a Delaware limited liability company, on behalf of such limited liability company.


                                                    /s/ Sharon Cline
                                                    ----------------------------
                                                         Notary Public




                         THIS INSTRUMENT PREPARED BY AND
                             AFTER FILING RETURN TO:
                            Michael A. Nemeroff, Esq.
                        Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                             Chicago, Illinois 60601

                                Exhibit 10.39 - 8

                                    EXHIBIT A

                                     PATENTS


                                      None




                               Exhibit 10.39 - A1

                                    EXHIBIT B


                           Releta Brewing Company LLC


         A.       Registered Trademarks.

                  None

         B.       Unregistered Trademarks.

                  1. North Country Ale(1)
                  2. White Face(2)
                  3. Whiteface(3)
                  4. White Face Pale Ale
                  5. Saratoga Classic Pilsner Beer
                  6. Fat Bear(4)
                  7. Fat Bear Stout
                  7. Ten Springs(5)
                  8. Northern Exposure(6)

-----------------------------------
(1)  Registration in process.
(2)  Registration in process.
(3)  Registration in process.
(4)  Registration in process.
(5)  Registration in process.
(6)  Registration in process.

                               Exhibit 10.39 - B1

                                    EXHIBIT C

                               LICENSE AGREEMENTS


                                      None


                               Exhibit 10.39 - C1